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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 22, 1996

                             Beneficial Corporation
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     1-1177                   51-0003820
- ---------------------------     -------------------      -----------------------
(State or other jurisdic-          (Commission               (IRS Employer
 tion of incorporation)            File Number)              Identification No.)

 One Christina Centre, 301 North Walnut Street,
 Wilmington, Delaware                                               19801
- --------------------------------------------------            ------------------
    (Address of principal executive offices)                      (Zip Code)

     Registrant's telephone number, including area code  (302) 425-2500
                                                       -------------------

                                    No Change
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

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
Exhibit
Number                                              Exhibit

1.1 Form of Distribution Agreement between the Company and the Agents named therein, dated August 22, 1996, relating to the distribution of the Company's Medium-Term Notes, Series H.


4.1                   Form of Fixed Rate Medium-Term Note, Series H
                      (Global).


4.2                   Form of Fixed Rate Medium-Term Note, Series H
                      (Certificated).

4.3                   Form of Floating Rate Medium-Term Note,
                      Series H (Global).

4.4                   Form of Floating Rate Medium-Term Note,
                      Series H (Certificated).
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                                         2

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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BENEFICIAL CORPORATION
                                        (Registrant)

                                    By:/s/ Samuel F. McMillan
                                       ------------------------------------
                                       Name:  Samuel F. McMillan
                                       Title: Senior Vice President
                                              and Treasurer

Dated:  August 22, 1996

                                        3

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                                  Exhibit Index

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
      Exhibit                                       Description
      Number                                        of Exhibit                                        Page

   1.1                Form of Distribution Agreement between the                                        5
                      Company and the Agents named therein, dated
                      August 22, 1996, relating to the distribution of
                      the Company's Medium-Term Notes, Series H.



   *4.1 Form of Fixed Rate Medium-Term Note, Series H (Global). (See Item 7(4.1), Form 8-K filed March 2, 1995.)

   *4.2 Form of Fixed Rate Medium-Term Note, Series H (Certificated). (See Item 7(4.2), Form 8-K filed March 2, 1995.)

   *4.3 Form of Floating Rate Medium-Term Note, Series H (Global). (See Item 7(4.3), Form 8-K filed March 2, 1995.)

   *4.4 Form of Floating Rate Medium-Term Note, Series H (Certificated). (See Item 7(4.4), Form 8-K filed March 2, 1995.)

- -------------------------

        * The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

                                         4

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